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                                                                      Ex-99.CERT

Green Century Funds
Exhibit 10(b) to Form N-CSR

    CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kristina A. Curtis, certify that:

1. I have reviewed this report on Form N-CSR of Green Century Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

/s/ Kristina A. Curtis
----------------------
Kristina A. Curtis
Chief Executive Officer
March 28, 2003


I, Kristina A. Curtis, certify that:

1. I have reviewed this report on Form N-CSR of Green Century Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

/s/ Kristina A. Curtis
----------------------
Kristina A. Curtis
Treasurer and Chief Financial Officer
March 28, 2003


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    CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kristina A. Curtis, Chief Executive Officer of the Green Century Funds, certify that:

1. The N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Kristina A. Curtis
----------------------
Kristina A. Curtis
Chief Executive Officer
March 28, 2003


I, Kristina A. Curtis, Treasurer and Chief Financial Officer of the Green Century Funds, certify that:

1. The N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Kristina A. Curtis
----------------------
Kristina A. Curtis
Treasurer and Chief Financial Officer
March 28, 2003